PRELIMINARY PROXY MATERIALS






March 19, 1997


TO THE SHAREHOLDERS OF ITEX CORPORATION:

      You are cordially invited to attend the Annual Meeting of the Shareholders of ITEX CORPORATION (the "Company"). The meeting will be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223 for the following purposes:

      1. To elect directors to serve for a term of one year or until their successors are elected and qualified. The Board of Directors has nominated Graham Norris, Mary Scherr, Dr. Evan Ames, Dr. Sherry Meinberg, Robert Nelson, Dr. Charles Padbury and Joseph Morris to serve as Directors.

      2. To ratify the appointment of Andersen, Andersen & Strong, L.C. as independent auditors of the Company for the 1996-1997 fiscal year.

      3. To approve a new Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

      4. To transact any other business that properly comes before the Annual Meeting or any adjournment of the Annual Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on March 17, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting.

      In addition to the formal items of business, shareholders will hear a presentation by Management on the Company's general state of affairs, including its current financial and operating condition.

BY ORDER OF THE BOARD OF DIRECTORS:




Graham H. Norris, Sr., President and CEO


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                               ITEX CORPORATATION
                                 PROXY STATEMENT


      The enclosed proxy is solicited on behalf of the management and Board of Directors of ITEX CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223. The Company's principal executive office is located at One Lincoln Center, 10300 S.W. Greenburg Road, Suite 370, Portland, OR 97223. The Company will bear the cost of preparing and mailing the Proxy Form, this Proxy Statement, a copy of the Company's Annual Report for the fiscal year ended July 31, 1996 and any other material furnished to the shareholders by the Company in connection with the Annual Meeting.

      The Company expects to mail this Proxy Statement, the enclosed Proxy Form and a copy of the Company's Annual Report for the fiscal year ended July 31, 1996 to shareholders of record as of the close of business on March 17, 1997 on or about March 19, 1997. Only shareholders of record at the close of business on March 17, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting. The number of shares outstanding on March 17, 1997 was 6,854,000 shares, each of which is entitled to one vote for each proposal voted upon at the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact without receiving extra compensation for their services. Brokers, dealers, banks or other nominees are requested to forward solicitation materials to their principals to obtain authorization for the execution of the Proxy Form. All valid proxies will be voted at the Annual Meeting of Shareholders in accordance with each shareholder's instructions contained in the Proxy Form. Abstentions and broker non-votes will not be counted either for against any proposal. Pursuant to the Company's Articles of Incorporation, there are no cumulative voting rights.

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's pricipal executive office a written instrument of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors has nominated the candidates listed below for election to the Company's Board of Directors for a one year term and until their successors are elected and qualified:

                     Graham H. Norris, Sr.
                     Dr. Sherry L. Meinberg
                     Mary Scherr
                     Dr. Charles Padbury
                     Robert Nelson
                     Dr. Evan B. Ames
                     Joseph Morris

      Thomas G. Baer, a director since 1995 has elected not to stand for reelection to the Board of Directors.


GRAHAM H. NORRIS, SR., AGE 56, PRESIDENT, CEO AND CHAIRMAN OF THE BOARD OF DIRECTORS, DIRECTOR SINCE 1986
Mr. Norris, who was elected President and Chief Executive Officer of the Company on September 6, 1996, has over 30 years experience in management and finance. Prior to his becoming President of the Company, he had been a consultant providing a variety of management consulting services to small private and public corporations. After a period of transition in management of the Company, Mr. Norris was elected Chairman of the Board of Directors in addition to President and Chief Executive Officer. Mr. Norris has been a pilot for United Airlines since 1963. He has been a director of the Company since 1986. In 1993, Mr. Norris became an ITEX Broker, operating an independent barter office in Provo, Utah, in which capacity he earned the credential of Certified Trade Broker.

DR. SHERRY L. MEINBERG, AGE 57, DIRECTOR SINCE 1986
Dr. Meinberg has served as Secretary/Director of The ITEX Corporation from 1982 to 1986, when the Company acquired the assets/liabilities of that company. Since that time she has continued as corporate secretary and a director of the Company. Dr.

Meinberg has received two masters degrees, and her Ph.D. in Instructional Science. She is a published author and appears widely as a professional speaker. Dr. Meinberg retired in January, 1995 after 34 years on the faculty of Long Beach Unified School.

MARY SCHERR, AGE 60, VICE PRESIDENT OF BROKER DEVELOPMENT, DIRECTOR SINCE 1986 Ms. Scherr has over fourteen years of experience within the barter industry. Upon joining ITEX in 1984 as an independent broker, Ms. Scherr was routinely recognized for outstanding sales performance. In fact, she was honored with Broker of the Year for distinguishing herself among her Company peers. In 1993, Ms. Scherr was brought into the internal operations of ITEX as Vice President of Broker Development. Ms. Scherr holds a Masters Degree from the University of Iowa.

DR. CHARLES PADBURY, AGE 59, DIRECTOR SINCE 1992
Dr. Padbury is a Beaverton, Oregon dentist and has been a member of the ITEX Retail Trade Exchange since 1985. Dr. Padbury has brought a wealth of experience to the Board in terms of the interests, perceptions, and vantage point of the ITEX client. During 1996 Dr. Padbury served briefly as Chairman of the Board of Directors.

ROBERT NELSON, CPA, AGE 50, DIRECTOR SINCE 1995
Mr. Nelson is a Certified Public Accountant in private practice in Portland, Oregon specializing in tax accounting. He has also been an active member of the ITEX Retail Trade Exchange, and expects to bring the advantages of both of these experiences to the Board. Mr. Nelson received an MBA from Brigham Young University and is still active in the BYU Management Society. He is a member of the American Institute of CPAs and the Oregon Society of CPAs.

DR. EVAN B. AMES, AGE 58, DIRECTOR SINCE 1995
Dr. Ames acquired his Ph.D. in 1971 from Princeton University, majoring in near eastern and Soviet studies. He has served with the Central Intelligence Agency. In 1985 Mr. Ames became affiliated with R.L. Ball & Associates as an investment researcher, analyst, and investment strategist. He is currently a Registered Investment Adviser registered with the Securities & Exchange Commission.

JOSEPH MORRIS, CPA, AGE 48, DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, DIRECTOR SINCE 1995
Mr. Morris serves as both a Director and Chief Financial Officer of ITEX. With over 15 years experience in and around the barter industry, Mr. Morris has served as technical liaison between the Financial Accounting Standards Board
(FASB) and International Reciprocal Trading Association (IRTA). He served as financial officer for Software-Intercomp, Inc. of Denver Colorado, a publicly traded company on NASDAQ from 1984 through July 1995, except for the period 1988 to 1990. During that period, Mr. Morris was a technical project manager with FASB. Mr. Morris is an accomplished CPA and author of seven books on accounting practices. Mr. Morris was appointed Chief Financial Officer of the Company on January 18, 1996.

The ITEX Board of Directors has a standing audit comprised of Mr. Norris, Mr. Nelson and Mr. Ames and a standing compensation committee comprised of Dr. Padbury, Mr. Nelson and Mr. Ames. In the last fiscal year (August 1, 1995 - July 31, 1996) there were six meetings of the Board of Directors. There were two meetings each of the audit and compensation committees. None of the Directors attended any less than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by committees of the Board on which each such Director served.


EXECUTIVE COMPENSATION

Subject to Regulation S-K Item 402(1)(2)1 the only executive officer for which disclosure is required is the President, Michael T. Baer. No other officers received compensation in excess of $100,000. Table No. 1 lists the compensation paid for Fiscal Year 1995.

                                   Table No. 1
                           Summary Compensation Table

                                                                 Long Term Compensation
                                                                    Awards          Payouts
      Name and                                               Restricted
      Principal                   Annual Compensation          Stock     Options/   LTIP        All Other
      Position       Year   Salary($)  Bonus ($)  Other($)   Award ($)   SARs(#)    Payouts   Compensation
      --------       ----   ---------  ---------  --------   ---------   -------    -------   ------------

      Michael Baer   1996   $?????     $ ????     $??????       -0-      $ ?        $ -0-     $ -0-
      CEO

                                   Table No. 2
                      Option/SAR Grants in Last Fiscal Year

                           Options       Percent of       Exercise   Expiration
             Name          Granted (#)   Total Options      Price       Date
      -----------------    -----------   -------------    --------   ----------
      Michael Baer, CEO     225,200         ?????%        $6.125     12/15/2005


As of the fiscal year end of the Company, the Company had no arrangement to compensate its Directors for service in their capacity as Directors. As of August 1, 1996, Outside Directors (i.e., Directors who are not employees of the Company) will receive $500 per Board meeting attended in person or by telephone and members of Board committees will receive $250 per committee meeting attended. In addition, all Directors serving on January 1 of each year will be issued 1,000 shares of the Company's restricted common stock and shall receive the option to acquire up to 2,500 additional shares pursuant to an Employees Incentive Stock Option Plan with the exercise price being the closing bid price of the stock on the trading day before the grant is made. No funds were set aside or accrued by the Company during Fiscal 1995 ending July 31, 1995 to provide pension, retirement or similar benefits for Directors or Executive Officers.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Table No. 3 lists as of July 31, 1996 the shareholdings of all Directors and Executive Officers and amount of Registrant's voting securities owned by all officers and directors as a group.

                                   Table No. 3
                        Shareholdings of Directors and Executive Officers


Title of Class    Name and Address             Amount and Nature           % of
                  of Beneficial Owner          of Beneficial Ownership     Class
--------------    -------------------------    -----------------------     -----
     Common       Michael T. Baer
                                               (        shares issued,
                                                       stock options)

     Common       Dr. Sherry L. Meinberg
                                               (        shares issued,
                                                       stock options)

     Common       Graham Norris, Sr.
                                               (        shares issued,
                                                       stock options)

     Common       Mary Scherr
                                               (        shares issued,
                                                       stock options)

     Common       Dr. Charles Padbury
                                               (        shares issued,
                                                       stock options)

     Common       Robert Nelson, CPA
                                               (        shares issued,
                                                       stock options)

     Common       Dr. Evan B. Ames
                                               (        shares issued,
                                                       stock options)

     Common       Thomas G. Baer
                                               (        shares issued,
                                                       stock options)

     Common       Joseph Morris, CPA
                                               (        shares issued,
                                                       stock options)

     Common       Aaron Young
                                               (        shares issued,
                                                       stock options)

     Common       Michael A. Neal
                                               (        shares issued,
                                                       stock options)

     Common       Donovan C. Snyder
                                               (        shares issued,
                                                       stock options)

     Total        Directors and Executive      Based upon          shares
                      Officers                 (          shares issued,
                                                       stock options)


          As of March 17, 1996 and including the options described in Proposal 3

Table No. 4 lists persons or companies holding over 5% beneficial ownership of Registrant's outstanding stock as of July 31, 1996:

                                   Table No. 4
                           5% or Greater Shareholders


Title of Class    Name and address             Amount and Nature           % of
                  of Beneficial Owner          of Beneficial Ownership     Class
--------------    -------------------------    -----------------------     -----
     Common       BEI Holdings Inc.
                   1120 Capital of Texas Hwy
                   Austin, TX 78746

     Common       Terry Neal
                   3295 NW 113th Place                (        shares owned,
                   Portland, OR 97229                                 shares
                                                            beneficially owned)

     Common       Wycliff Fund Inc.
                    C/O McKinney Bancroft &
                    Hughes
                    Number 4 George St N-3937
                    Nassau, Bahamas

     Total 5%     Based upon 6,803,672 shares  Outstanding at 7/31/96

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

             PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Andersen, Andersen & Strong, L.C. of Salt Lake City, Utah as the Company's independent auditors for the 1996-97 fiscal year and is submitting the selection to the shareholders for ratification. Andersen, Andersen & Strong have served as the Company's independent auditors since 1994. A representative of Andersen, Andersen & Strong is not expected to be in attendance at the Annual Meeting of Shareholders. However, if such a representative is present, he or she will be permitted to address the Meeting, if so desired, and will be available to answer shareholder questions.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
2. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

          PROPOSAL NO. 3 -- APPROVAL OF AN INCENTIVE STOCK OPTION PLAN

      Management believes that the Company's long-term growth is dependent upon the performance and efforts of management and staff. It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of December 27, 1996. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than five years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options. The following options were granted at an exercise price of $3.75 per share, the price at which the Company's stock was trading on December 27, 1996:

            a. Members of the Board of Directors each received an option to purchase 10,000 shares.

            b. Vice Presidents and vice president level managers each received the option to acquire 25,000 shares.

            c. Graham H. Norris received an option to purchase 200,000 shares in connection with his acceptance of the position of Chief Executive Officer of the Company.

            d. Mr. Norris was granted the authority to award up to a total of 100,000 options to employees or brokers of the Company.

            e. Consultants to the Company Peter Grandich (Peter Grandich Company), Mary Martin (Hamilton-Martin Group) and Jim Schilling (West Coast Consultants) each received an option to acquire 200,000 shares for prior years and 150,000 shares for 1997.

                             NEW PLAN BENEFITS TABLE

   Class of stock             Name and Position                     Number of Securities
   underlying                 of Optionee                        Underlying Options Granted
   Options

      Common        Graham H. Norris, President, CEO and                  210,000
                    Director

      Common        Each Director serving on 12/27/96 (8 persons)          10,000

      Common        Vice Presidents and vice president level               25,000
                    managers (5 persons)

                    Executive Group (6 persons)                          415,000

                    Non-Executive Director Group (5 persons)              50,000


Federal Income Tax Consequences

      The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

Incentive Stock Options

      Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

      The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

      A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

      The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.


      In order for this plan to qualify, shareholder approval is necessary. A total of 1,250,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of December 15, 1995 and those which may be made in the future.

      Interests of Directors and Executive Officers in this Proposal. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                                 OTHER BUSINESS

      While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any other matters to be presented at the meeting other than those referred to in this Proxy Statement. If any other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:




Graham H. Norris, Sr., President, CEO and Chairman of the Board

                           ITEX CORPORATION PROXY FORM

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned shareholder of ITEX Corporation (the "Company"), do hereby appoint Graham H. Norris, Sr., President and Chief Executive Officer of the Company, to be my proxy agent with full power of substitution to vote as indicated below all of the shares of the Company standing in my name on its books at the Annual Meeting of Shareholders to be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portand, OR 97223 (Please mark your vote on each item with an "X")

1.  Election of directors to hold office for a one year term and until their successors are elected and qualified.
      Dr. Sherry L. Meinberg       FOR       AGAINST      ABSTAIN     Mary Scherr      FOR       AGAINST       ABSTAIN
                                ---       ---          ---                          ---       ---           ---
      Graham H. Norris, Sr.        FOR       AGAINST       ABSTAIN    Robert Nelson    FOR       AGAINST       ABSTAIN
                                ---       ---          ---                          ---       ---           ---
      Dr. Charles Padbury          FOR       AGAINST       ABSTAIN    Joseph Morris    FOR       AGAINST       ABSTAIN
                                ---       ---          ---                          ---       ---           ---
      Dr. Evan B. Ames             FOR       AGAINST       ABSTAIN
                                ---       ---          ---

2. To ratify and approve the selection of Andersen, Andersen & Strong, L.C. as the Company's independent auditors for the 1996-97 fiscal year.

          FOR                         AGAINST                       ABSTAIN
      ---                          ---                           ---

3. To approve a new Incentive Stock Option Plan for employees, officers, directors and consultants of the Company as described in the accompanying Proxy Statement.

          FOR                         AGAINST                       ABSTAIN
      ---                          ---                           ---

      I ratify and confirm all acts my proxy agent may do or cause to be done by virtue of this Proxy. I revoke all proxies previously given by me for the Annual Meeting of the shareholders of the Company. I recognize that this Proxy shall be voted FOR the proposals presented to the shareholders at the Annual Meeting unless contrary instructions are indicated above and will be voted at the discretion of my proxy agent if other matters properly come before the meeting. I acknowledge receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Statement of ITEX Corporation.

Dated this          day of            , 1997.
          ----------      ------------

Number of shares
                -------------------


---------------------------------------------------------------   ---------------------------------------------------------------
(Print Name)                                                      (Print Name)


---------------------------------------------------------------   ---------------------------------------------------------------
(Please sign name exactly as it appears on this Proxy Material)   (Please sign name exactly as it appears on this Proxy Material)

IF STOCK IS HELD JOINTLY, EACH HOLDER SHOULD SIGN.  IF EXECUTION IS IN REPRESENTATIVE CAPACITY BY AN OFFICER, ATTORNEY, PERSONAL
REPRESENTATIVE, TRUSTEE, GUARDIAN OR OTHER LEGAL REPRESENTATIVE, GIVE FULL TITLE AS SUCH.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED, PREADDRESSED ENVELOPE. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.